NUMBER

ZB 000011

INCORPORATED UNDER THE
LAWS OF THE STATE
OF DELAWARE

zulily

SHARES

SAMPLE

CUSIP 989774 20 3

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

SAMPLE

is the record holder of SAMPLE

FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK, $0.0001 PAR VALUE, OF

zulily, inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT

zulily, inc. CORPORATE SEAL DELAWARE

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(NEW YORK, NY)
TRANSFER AGENT
AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

HERITAGE BANKNOTE

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the
Corporation's Secretary at the principal office of the Corporation.

'The following abbreviations. when used in the inscription on the face of this certificate. shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -	........................Custodian......................................
TEN ENT	- as tenants by the entireties		(Cust)	(Minor)
JTTEN	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act ........................................................................
(State)
COM PROP	- as community property	UNIF TRF MIN ACT -	........................Custodian (until age.....................)
			(Cust)	(Minor)
.......................................under Uniform Transfers
(minor)
to Minors Act.........................................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of the subsitution in the premises.

Dated

X
X
Signature(s) Guaranteed:		NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALETERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONIS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.